BUSINESS TALK RADIO NETWORK

# ORDER FORM

Please check one:
☒ BTRN ☐ LTRN

lifestyle TalkRadio Network

Contract #: _____

Date: **1/6/09** New order ☐ **Revision** ☒

start date: **11/29/08** end date: **11/22/09**

☒ Network-wide ☒ Daypart

show name: Scuba Radio

agency: Overboard Entertainment, Inc.

address: 4650 Tiffany Woods Circle

city/state/zip: Oviedo, FL 32765

contact person: Greg Holt

telephone: (407) 679-4658

fax: (407) 496-4734

product type: Program

special traffic instructions: _____

☐ run in specific program only: _____

Check all that apply:
- ☐ commercial
- ☐ billboard
- ☐ PI
- ☐ public service
- ☐ promotional
- ☒ program

check all that apply:
- ☐ agency
- ☒ direct
- ☐ revenue share

check one:
- ☐ remit invoice
- ☒ cash in advance

Options for make good, check one:
- ☐ same flight
- ☐ same week
- ☐ extend schedule
- ☐ credit
- ☐ ask salesperson
- ☒ not applicable

check one:
- ☐ local
- ☒ national

check one:
- ☒ cash
- ☐ trade

| start date | end date | length | hours to run | M | T | W | T | F | S | S | X/ week | rate/wk | # of wks | | $ total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 11/29/08 | 11/22/09 | 2 hrs | 3P-5P | 0 | 0 | 0 | 0 | 0 | 1 | 0 | 1 | $600 | 52 | | $31,200 |

| Nov. 2008 | Dec. 2008 | Jan. 2009 | Feb. 2009 | Mar. 2009 | Apr. 2009 | | Total |
|---|---|---|---|---|---|---|---|
| $600 | $2,400 | $2,400 | $2,400 | $3,000 | $2,400 | | |
| **May 2009** | **Jun. 2009** | **Jul. 2009** | **Aug. 2009** | **Sept. 2009** | **Oct. 2009** | **Nov. 2009** | $31,200 |
| $3,000 | $2,400 | $2,400 | $3,000 | $2,400 | $2,400 | $2,400 | |

**Revenue Breakdown (please fill out completely):**

***Cancellation clause as follows:***

agency commission: Yes ☐ % **(this must be filled out)** No ☒

outside salesperson commission: Yes ☐ % No ☒

outside source revenue share: ___% payable to: ____________

Network share: ___%

advertiser: ____________ salesperson: ____________ approved by: [signature]

date: ____________ date: ____________ entered by: ____________

P.O. Box 4826 * Greenwich, CT 06831 * (203) 323-7300 * Fax: (203) 323-7302
www.businesstalkradio.net www.lifestyletalkradio.com

copy to Jay + Rob 1/6/09